                                                                    Exhibit 10.1

                               PURCHASE AGREEMENT

     This Purchase Agreement ("Agreement") is made and entered into effective as of the 10th day of May, 2002, by and between MTD PRODUCTS INC, an Ohio corporation ("Buyer") and SHILOH CORPORATION, an Ohio corporation ("Seller").

     WHEREAS, Seller is engaged in the business of manufacturing and selling certain automotive and outdoor power equipment parts to certain OEM's and suppliers to the OEM's (the "Business"); and

     WHEREAS, Seller desires to sell to Buyer and Buyer desires to acquire from Seller certain assets of the Business as hereinafter specifically identified on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

     1. Purchased Assets. Seller hereby agrees to grant, bargain, sell, convey, transfer and assign all of its right, title and interest it may have in the following assets:

          (a)  1,500 ton straight-side blanking press and feedline (Work Center
               19) and related equipment as further identified on Schedule One attached hereto (the "1,500 Ton Press");

          (b) 2,000 ton press and feedline (Work Center 24) and related equipment as further identified on Schedule Two attached hereto (the "2,000 Ton Press"); and

          (c) 1,000 C press and feedline (Work Center 25) and related equipment as further identified on Schedule Three attached hereto (the "1,000 C Press").

(The identified blanking presses and related equipment are sometimes also referred to as the "Blanking Presses" or "Purchased Assets"). Upon transfer of the Blanking Presses hereunder, Seller will execute and deliver to Buyer the Bill of Sale in the form attached hereto as Exhibit "A".

     2. Purchase Price. The purchase price for the Purchased Assets shall be as follows:

          (a) One Million Nine Hundred Twenty-Eight Thousand Three Hundred Seventy-Seven and 34/100 Dollars ($1,928,377.34) for the 1,500 Ton Press.

          (b) One Million Eight Thousand Five Hundred Seventy-Two and 32/100 Dollars ($1,008,572.32) for the 2,000 Ton Press.

          (c) One Million Six Hundred Three Thousand Six Hundred Sixty-Seven and 55/100 Dollars ($1,603,667.55) for the 1,000 C Press.

     The total amount of Four Million Five Hundred Forty Thousand Six Hundred Seventeen and 21/100 Dollars ($4,540,617.21) be paid by Buyer to Seller via wire transfer at the time of Closing.

     3. Condition of Purchased Assets. Seller represents and warrants that the Purchased Assets are in good operating and physical condition, ordinary wear and tear excepted, and have been maintained in all material respects in compliance with manufacturers' operating guidelines.

     4. Title. Seller is the sole owner of the Purchased Assets. Except for the lien of JPMorgan Chase Bank, as Agent for Seller's secured lenders ("JPMorgan"), Seller has good and marketable title to the Purchased Assets free and clear of any and all liens and encumbrances. At Closing, Seller will provide to Buyer duly executed Uniform Commercial Code Form 3's reflecting amendments/partial releases of JPMorgan, as Agent, with regard to the Purchased Assets.

     5. Location of Purchased Assets. The Purchased Assets are currently located at 402 Ninth Street, Mansfield, Ohio (the "Facility"). The Purchased Assets shall remain in the Facility as further set forth in the Manufacturing Supply Agreement executed simultaneously herewith.

     6. UCC Filings. Seller will acknowledge the transfer of title of the Purchased Assets from Seller to Buyer and will execute appropriate UCC Financing Statements to record the ownership of the Purchased Assets in the Buyer, including such UCC Financing Statements in the form attached hereto as Exhibit "B". This Agreement shall constitute a Security Agreement for purposes of the UCC.

     7. Closing and Assignment of the Tax Exemption. The Closing will occur on or about May 10, 2002. On or prior to Closing and as a condition to Closing hereunder, the Seller shall cause the assignment to the Buyer of the benefits under and/or that part of the Enterprise Zone Agreement in place and applicable to the feedline on the 1,500 Ton Press so that upon assignment, the personal property tax exemption applicable to the feedline on the 1,500 Ton Press shall be transferred to and received by the Buyer.

     8. No Assumed Liabilities. Buyer will not assume any liabilities with regard to any purchase orders which Seller may have in place which utilize the Purchased Assets.

     9. Prior Agreements Superseded. This Agreement and the Manufacturing Supply Agreement constitutes the sole and only agreement of the parties with regard to the subject matter herein and supersedes any prior understanding or written or oral agreements between the parties respecting such subject matter.

     10. Parties Bound. Neither party may assign this Agreement without the consent of the other party. This Agreement shall be binding on and inure to the benefit of the parties and their respective successors, and assigns when permitted by this contract.

     11. Governing Law. The Agreement shall be construed under the laws of the State of Ohio.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date set forth above.

                                   Seller
                                   SHILOH CORPORATION

                                   By:     /s/ Stephen E. Graham
                                           -------------------------------------
                                   Title:  CHIEF FINANCIAL OFFICER
                                           -------------------------------------

                                   Buyer
                                   MTD PRODUCTS INC

                                   By:     /s/ Ronald C. Houser
                                           -------------------------------------
                                   Title:  EXECUTIVE VICE PRESIDENT AND
                                           -------------------------------------
                                           CHIEF FINANCIAL OFFICER
                                           -------------------------------------

                      GUARANTEE OF SHILOH INDUSTRIES, INC.

     As the sole shareholder of Shiloh Corporation, Shiloh Industries, Inc. acknowledges the receipt of benefits pursuant to the Agreement and guarantees the obligations of Shiloh Corporation as set forth in this Agreement.

                                   SHILOH INDUSTRIES, INC.


                                   By:     /s/ Steven E. Graham
                                           -------------------------------------
                                   Title:  CHIEF FINANCIAL OFFICER
                                           -------------------------------------

                      Workcenter 19   15A Press and Feedline

                                  SCHEDULE ONE

       Asset
       -----
        No.   Description
        ---   -----------
          315 15A Press(Workcenter 19)
              Manufacturer                                             Danly
              Model                                          SC2-1500-132-84
              Serial Number                                         71297801
              In service date                                     07/30/1971
              Acquired Value                                   $  254,713.80
              Current Net Book Value                           $        0.00

         1840 15A Feedline
              Manufacturer                            Automatic Feed Company
              Model                                                      N/A
              Serial Number                                      98001-98020
              In service date                                     09/30/1999
              Acquired Value                                   $2,141,575.24
              Current Net Book Value                           $1,725,157.84

         1233 15A Gear work
              In service date                                     11/19/1992
              Acquired Value                                   $   29,900.00
              Current Net Book Value                           $    7,059.70

         1319 15A Motor
              In service date                                     03/31/1994
              Acquired Value                                   $   16,280.05
              Current Net Book Value                           $    5,652.81

         1926 15A Feedline rebuild
              In service date                                     01/31/2001
              Acquired Value                                   $  207,825.80
              Current Net Book Value                           $  190,506.99

              Total Workcenter 19
              Acquired Value                                   $2,650,294.89
              Current Net Book Value                           $1,928,377.34
                                                               =============

                    Workcenter 24   2000 Ton Press and Feedline

                                  SCHEDULE TWO

       Asset
       -----
        No.   Description
        ---   -----------
         1311 2000 Ton Press(Workcenter 24)
              Manufacturer                                            Niagra
              Model                                          SE4-2000-144-90
              Serial Number                                           P53805
              In service date                                      02/1/1994
              Acquired Value                                   $1,431,813.00
              Current Net Book Value                           $  477,271.01

         1313 2000 Ton Automatic Feedline
              Manufacturer                            Automatic Feed Company
              Model                                                      N/A
              Serial Number                                      92022-92029
              In service date                                      02/1/1994
              Acquired Value                                   $1,542,375.00
              Current Net Book Value                           $  514,125.00

         1488 2000 Ton Motor Rebuild
              In service date                                     12/11/1996
              Acquired Value                                   $    7,570.00
              Current Net Book Value                           $    4,310.72

         1844 2000 Ton straightener roll
              In service date                                     09/16/1999
              Acquired Value                                   $   15,971.09
              Current Net Book Value                           $   12,865.59

              Total Workcenter 24
              Acquired Value                                   $2,997,729.09
              Current Net Book Value                           $1,008,572.32
                                                               =============

                     Workcenter 25   1000 C Press and Feedline

                                 SCHEDULE THREE

     Asset
     -----
      No.   Description
      ---   -----------
       1354 1000C Press(Workcenter 25)
            Manufacturer                                           Clearing
            Model                                            S4-1000-200-80
            Serial Number                                           10-4501
            In service date                                      09/30/1994
            Acquired Value                                    $  873,344.34
            Current Net Book Value                            $  345,698.77

       1357 1000C Feedline
            Manufacturer                             Automatic Feed Company
            Model                                                       N/A
            Serial Number                                       93105-93140
            In service date                                      09/30/1994
            Acquired Value                                    $1,367,801.00
            Current Net Book Value                            $  531,922.58

       1345 1000 C Bolster
            In service date                                      09/30/1994
            Acquired Value                                    $   53,300.00
            Current Net Book Value                            $   20,727.75

       1347 1000C Digital Scale
            In service date                                      10/01/1994
            Acquired Value                                    $   12,704.25
            Current Net Book Value                            $    4,940.53

       1356 1000C Stacker
            Manufacturer                             Automatic Feed Company
            In service date                                      09/30/1994
            Acquired Value                                    $1,140,324.37
            Current Net Book Value                            $  443,459.48

       1541 1000C Die Cart
            In service date                                      04/01/1997
            Acquired Value                                    $  427,659.94
            Current Net Book Value                            $  255,408.01

       1551 1000C Revision
            In service date                                      05/08/1997
            Acquired Value                                    $    2,500.00
            Current Net Book Value                            $    1,510.43

            Total Workcenter 25
            Acquired Value                                    $3,877,633.90
            Current Net Book Value                            $1,603,667.55
                                                              =============

                                   Exhibit "A"


                                  BILL OF SALE


     This Bill of Sale ("Bill of Sale") dated as of the _____ day of __________, 2002, is made and delivered pursuant and subject to the terms of a Purchase Agreement ("Agreement") dated [an even date herewith], by and between MTD PRODUCTS INC, an Ohio corporation ("MTD") and SHILOH CORPORATION, an Ohio corporation ("Shiloh"). Capitalized terms used in this Bill of Sale that are not defined herein shall have the same meaning ascribed to them in the Agreement.

                              W I T N E S S E T H:

     WHEREAS, MTD and Shiloh are parties to the Agreement, which by this reference is incorporated into and made a part of this Bill of Sale, pursuant to which Shiloh has agreed to sell, convey, assign, transfer and deliver to MTD the Purchased Assets as defined in the Purchase Agreement and MTD has agreed to acquire the same; and

     WHEREAS, Shiloh desires to execute and deliver this Bill of Sale in furtherance of the Agreement.

     NOW, THEREFORE, for the consideration set forth in the Agreement and other good and valuable consideration had and received, the receipt and sufficiency of which are hereby acknowledged, Shiloh does hereby grant, bargain, sell, convey, transfer and assign unto and vest in MTD, its successors and assigns, all of Shiloh's right, title and interest in and to the Purchased Assets, as defined in the Agreement.

     TO HAVE AND TO HOLD, all and singular, the Purchased Assets hereby granted, bargained, sold, conveyed, transferred and assigned to and vested in, as applicable, MTD, its successors and assigns, to and for its and their use and benefit forever. Shiloh hereby covenants that it will not execute any instrument or grant or transfer any rights or interest inconsistent with the rights and interest granted herein.

     Reference is hereby made to the Agreement for a complete description of the Purchased Assets and a complete statement of all representations and warranties made by or attributable to Shiloh in respect of the Purchased Assets.

     Shiloh further agrees to execute and deliver to MTD such further instruments of transfer and assignment as MTD may from time to time reasonably request in order to transfer, assign to and vest in MTD the Purchased Assets.

     IN WITNESS WHEREOF, each of MTD and Shiloh have caused this instrument to be executed by its duly authorized officer on the date first written above.

                                   SHILOH CORPORATION

                                   By:    ______________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________


                                   MTD PRODUCTS INC

                                   By:    ______________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________


                      GUARANTEE OF SHILOH INDUSTRIES, INC.

     As the sole shareholder of Shiloh Corporation, Shiloh Industries, Inc. acknowledges the receipt of benefits pursuant to the Agreement and guarantees the obligations of Shiloh Corporation, as set forth in this Bill of Sale.

                                   SHILOH INDUSTRIES, INC.

                                   By:    ______________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                   Exhibit "B"


UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY

---------------------------------------------------------------------------
A. NAME & PHONE OF CONTACT AT FILER [optional]

---------------------------------------------------------------------------
B. SEND ACKNOWLEDGMENT TO: (Name and Address)

       ------------                                           -----------

       Wegman, Hessler & Vanderburg
       6055 Rockside Woods Boulevard, Suite 200
       Cleveland, Ohio 44131-2302
       Attention: Steven E. Pryatel, Esq.

       ------------                                           -----------
                                                                                   THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
------------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names
------------------------------------------------------------------------------------------------------------------------------------
     1a. ORGANIZATION'S NAME
OR   Shiloh Corporation
     -------------------------------------------------------------------------------------------------------------------------------
     1b. INDIVIDUAL'S LAST NAME                                         FIRST NAME                        MIDDLE NAME        SUFFIX

     -------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                                                     CITY                              STATE  POSTAL CODE COUNTRY
5389 West 130th Street                                                  Cleveland                         OH     44130       USA
------------------------------------------------------------------------------------------------------------------------------------
1d. TAX ID #: SSN OR EIN       ADD'L INFO RE  1e. TYPE OF ORGANIZATION  1f. JURISDICTION OF ORGANIZATION  1g. ORGANIZATIONAL ID #,
                               ORGANIZATION                                                                   if any
34-0775101                     DEBTOR             Corporation               Ohio                              OH 242205   [_] none
------------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names
     -------------------------------------------------------------------------------------------------------------------------------
     2a. ORGANIZATION'S NAME

     -------------------------------------------------------------------------------------------------------------------------------
OR   2b. INDIVIDUAL'S LAST NAME                                         FIRST NAME                        MIDDLE NAME        SUFFIX

     -------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                                                     CITY                              STATE  POSTAL CODE COUNTRY

------------------------------------------------------------------------------------------------------------------------------------
2d. TAX ID #: SSN OR EIN       ADD'L INFO RE  2e. TYPE OF ORGANIZATION  2f. JURISDICTION OF ORGANIZATION  2g. ORGANIZATIONAL ID #,
                               ORGANIZATION                                                                   if any
                               DEBTOR                                                                                   [_]  none
------------------------------------------------------------------------------------------------------------------------------------
3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)
    --------------------------------------------------------------------------------------------------------------------------------
    3a. ORGANIZATION'S NAME
    MTD Products Inc
    --------------------------------------------------------------------------------------------------------------------------------
OR  3b. INDIVIDUAL'S LAST NAME                                          FIRST NAME                        MIDDLE NAME        SUFFIX

    --------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                                                     CITY                              STATE  POSTAL CODE COUNTRY
5965 Grafton Road                                                       Valley City                       OH     44280       USA
------------------------------------------------------------------------------------------------------------------------------------
4. This FINANCING STATEMENT covers the following collateral:
See attached Exhibit A.




------------------------------------------------------------------------------------------------------------------------------------
5. ALTERNATIVE DESIGNATION [if applicable]:  [_] LESSEE/LESSOR  [_] CONSIGNEE/CONSIGNOR  [_] BAILEE/BAILOR   [_] SELLER/BUYER
                                             [_] AG. LIEN       [_] NON-UCC FILING
------------------------------------------------------------------------------------------------------------------------------------
6.    This FINANCING STATEMENT is to be filed [for record]        7. Check to REQUEST SEARCH REPORT(S) on Debtor(s)  [_] All Debtors
  [X] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum                                                      [_] Debtor 1
                                                  [if applicable] [optional]   [ADDITIONAL FEE]                      [_] Debtor 2
------------------------------------------------------------------------------------------------------------------------------------
8. OPTIONAL FILER REFERENCE DATA

------------------------------------------------------------------------------------------------------------------------------------
FILING OFFICE COPY-- NATIONAL UCC FINANCING STATEMENT (FORM UCC1) (REV. 07/29/98)

     UCC FINANCING STATEMENT ADDENDUM
     -------------------------------------------------------------------------------
     FOLLOW INSTRUCTIONS (front and back) CAREFULLY
     -------------------------------------------------------------------------------
     9. NAME OF FIRST DEBTOR (1a or 1b) ON RELATED FINANCING STATEMENT
            ------------------------------------------------------------------------
             9a. ORGANIZATION'S NAME
          OR Shiloh Corporation
            ------------------------------------------------------------------------
             9b. INDIVIDUAL'S LAST NAME           FIRST NAME   MIDDLE NAME, SUFFIX

     -------------------------------------------------------------------------------
     10. MISCELLANEOUS:




                                                                                    THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
     -------------------------------------------------------------------------------------------------------------------------------
     11. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one name (11a or 11b) - do not abbreviate or combine names
            ------------------------------------------------------------------------------------------------------------------------
             11a. ORGANIZATION'S NAME
     OR
            ------------------------------------------------------------------------------------------------------------------------
             11b. INDIVIDUAL'S LAST NAME                                 FIRST NAME        MIDDLE NAME                SUFFIX

            ------------------------------------------------------------------------------------------------------------------------
     11c. MAILING ADDRESS                                                CITY              STATE        POSTAL CODE   COUNTRY

     -------------------------------------------------------------------------------------------------------------------------------
     11d. TAX ID #: SSN OR EIN    ADD'L INFO RE   11e. TYPE OF ORGANIZATION 11f. JURISDICTION OF   11g. ORGANIZATIONAL
                                  ORGANIZATION                                   ORGANIZATION           ID #, if any
                                  DEBTOR                                                                               [_] none
     -------------------------------------------------------------------------------------------------------------------------------
     12. [_] ADDITIONAL SECURED PARTY'S  or[_]  ASSIGNOR S/P'S NAME - insert only one name (12a or 12b)
                                         --
            ------------------------------------------------------------------------------------------------------------------------
             12a. ORGANIZATION'S NAME

            ------------------------------------------------------------------------------------------------------------------------
             12b. INDIVIDUAL'S LAST NAME                                 FIRST NAME        MIDDLE NAME                SUFFIX

     -------------------------------------------------------------------------------------------------------------------------------
     12c. MAILING ADDRESS                                                CITY              STATE        POSTAL CODE   COUNTRY

     -------------------------------------------------------------------------------------------------------------------------------
     13. This FINANCING STATEMENT covers                                 16. Additional collateral description:
          [_] timber to be cut or  [_] as-extracted collateral, or
          [X] fixture filing.          is filed as a

     14. Description of real estate:
     See attached Exhibit B.




     15. Name and address of a RECORD OWNER of above-described real estate (if Debtor does not have a record interest):


                                                                                ----------------------------------------------------
                                                                                17. Check only if applicable and check only one box.
                                                                                Debtor is a [_] Trust or [_] Trustee acting with
                                                                                                             respect to property
                                                                                                             held in trust or
                                                                                 [_] Decedent's Estate
                                                                                ----------------------------------------------------
                                                                                18. Check only if applicable and check only one box.

                                                                                    [_] Debtor is a TRANSMITTING UTILITY
                                                                                    [_] Filed in connection with a Manufactured-Home
                                                                                        Transaction -- effective 30 years
                                                                                    [_] Filed in connection with a Public-Finance
                                                                                        Transaction -- effective 30 years
     -------------------------------------------------------------------------------------------------------------------------------
     FILING OFFICE COPY-- NATIONAL UCC FINANCING STATEMENT ADDENDUM (FORM UCC1Ad) (REV. 07/29/98)

                                    Exhibit A

Asset
 No.       Description

315        15A Press (Workcenter 19)
           Manufacturer                                         Danly
           Model                                      SC2-1500-132-84
           Serial Number                                     71297801

1840       15A Feedline
           Manufacturer                        Automatic Feed Company
           Model                                                  N/A
           Serial Number                                  98001-98020

1233       15A Gear work

1319       15A Motor

1926       15A Feedline rebuild

1311       2000 Ton Press (Workcenter 24)
           Manufacturer                                        Niagra
           Model                                      SE4-2000-144-90
           Serial Number                                       P53805

1313       2000 Ton Automatic Feedline
           Manufacturer                        Automatic Feed Company
           Serial Number                                  92022-92029

1488       2000 Ton Motor Rebuild

1844       2000 Ton straightener roll

1354       1000C Press (Workcenter 25)
           Manufacturer                                      Clearing
           Model                                       S4-1000-200-80
           Serial Number                                      10-4501

1357       1000C Feedline
           Manufacturer                        Automatic Feed Company
           Model                                                  N/A
           Serial Number                                  93105-93140

1345       1000 C Bolster

1347       1000C Digital Scale

1356       1000C Stacker
           Manufacturer                  Automatic Feed Company

1541       1000C Die Cart

1551       1000C Revision

                                    EXHIBIT B

Situated in the City of Mansfield, County of Richland, and State of Ohio and being a part of the Northwest Quarter Section 23, Township 21, Range 18, more particularly bounded and described as follows:

Commencing in the centerline of Grace Street at the Northwest Corner of said Northwest Quarter Section 23; thence South 90 degrees East with said centerline and the North line of said Quarter a distance of 692.90 feet; thence South 0 degrees 38 minutes 09 seconds West a distance of 30.00 feet to an iron pin in the south right-of-way line of Grace Street the place of beginning; thence continuing South 0 degrees 38 minutes 09 seconds West a distance of 1582.52 feet to an iron pin in an existing property corner; thence South 89 degrees 17 minutes 20 seconds East a distance of 192.54 feet to an iron pin; thence North 0 degrees 38 minutes 09 seconds East a distance of 1584.91 feet to an iron pin in the south right-of-way line of Grace Street; thence North 90 degrees West with said South right of way line a distance of 192.56 feet to the Place of Beginning containing 7.00 acres according to survey by Justin A. Seiler Registered Surveyor #4421 on May 28, 1987 but subject to all legal highways and easements of record.
PARCEL NO. 028-90-023-02-001

AND

Situated in the City of Mansfield, County of Richland, State of Ohio and being a part of the Northwest Quarter of Section 23, Township 21 North, Range 18 West, more fully described as follows:

Commencing in the centerline of Grace Street at the northwest corner of said quarter. Thence, South 90 degrees East with said centerline and the north line of said quarter a distance of 885.46 feet; Thence, South, 0 degrees 38 minutes 09 seconds West, passing through an iron pin found at 30.00 feet marking an existing property corner at the southerly right of way of Grace Street, a total distance of 566.91 feet to an iron pin set, the Place of Beginning;

Thence, continuing South 0 degrees 38 minutes 09 seconds West with an existing property line, a distance of 1048.00 feet to an iron pin found at an existing property corner:

Thence, South 89 degrees 17 minutes 20 seconds East a distance of 56.00 feet to an iron pin set;

Thence, North 2 degrees 25 minutes 22 seconds West a distance of 1049.57 feet to the Place of Beginning, containing 0.674 of an acre, according to survey by Justin A. Seiler, Registered Surveyor #4421 on December 1, 1987;

The grantee, its successors and assigns does hereby covenant and agree that the parcel of land described in this instrument will not be conveyed independently and separately from any adjoining or contiguous parcel fronting on a public street without the approval of the City of Mansfield Planning Commission.

Iron pins set (and found) are 5/8" rods with caps stamped "Seiler, 4421". Bearings are based on an assumed median.
PARCEL NO. 028-90-023-02-002

AND

Situated in the Township of Madison, County of Richland, and State of Ohio:

And being situated in the N.W. Quarter of Section 23, T. 21, R 18 of Madison Township, Richland County, Ohio, and beginning at a point on the East boundary line of Brookline Allotment, at the Northeast corner of lot number 378; thence East and parallel to the centerline of Grace Street, 194.9 feet; thence South and parallel to the East boundary line of Brookline Allotment 500 feet; thence West and parallel to the centerline of Grace Street, 194.9 feet to the East boundary line of Brookline Allotment; thence North, along said East boundary line, 500 feet to the place of beginning, containing 2.23 acres of land, more or less.
PARCEL NO. 028-90-106-12-000

AND

Situated in the Township of Madison, County of Richland, and State of Ohio:

Situated in the N.W. Quarter of Section 23, T 21, R 18 of Madison Township, Richland County, Ohio, and being a part of the Virgil Cates property and begin further described as follows:

Beginning at a point on the East boundary line of Brookline Allotment, 500 feet South from the Northeast corner of Lot No. 378; thence East and parallel to the centerline of Grace Street, 194.9 feet; thence South and parallel to the East line of Brookline Allotment, 447 feet; thence West and parallel to the centerline of Grace Street, 194.9 feet to the East line of Brookline Allotment; thence North along said East line, 447 feet to the place of beginning, containing 2.0 acres of land, more or less, as surveyed by Phillip Marcus, Reg. Surveyor No. 4518.

AND

Situated in the N.W. Quarter of Section 23, T 21, R 18 of Madison Township, Richland County, Ohio and being a part of the Virgil Cates property and being further described as follows:

Beginning at a point on the East boundary line of Brookline Allotment, 947 feet South from the N.E. corner of Lot No. 378, said beginning point being 15.4 feet North from the S.E. corner of Lot No. 361; thence East and parallel to the centerline of Grace Street, 194.9 feet; thence South and parallel to the East line of Brookline Allotment, 477.4 feet; thence West and parallel to the centerline of Grace Street, 194.9 feet to the East line of Brookline Allotment at the S.E. corner of Lot No. 352; thence North, along said East line, 477.4 feet to the Place of Beginning.

Containing 2.136 acres of land, more or less as surveyed by Phillip Marcus, Registered Surveyor No. 4518. Premises now located in the City of Mansfield, County of Richland and State of Ohio.
PARCEL NO. 028-90-106-11-000

B:

Situated in the Township of Madison, County of Richland, and State of Ohio:

PARCEL 1: Situated in the Northwest Quarter of Section 23, Township 21, Range 18 of Madison Township, Richland County, Ohio, and being further described as follows: Commencing at a point on the east line of Ninth Avenue, 20 feet north from the northwest corner of Lot No. 363 of Brookline Allotment, recorded in Plat Book 11, page 5; thence east with an interior angle of 90 degrees 18 feet to the true place of beginning; thence north with an interior angle of 90 degrees 10 feet; thence east with an interior angle of 90 degrees 229.36 feet; thence south with an interior angle of 90 degrees 10 feet; thence west with an interior angle of 90 degrees 229.36 feet to the place of beginning. Containing
0.053 acres of land and being subject to all easements of record, according to survey by Phillip Marcus, Registered Surveyor No. 4518, dated July 5, 1978. This parcel is now located in the City of Mansfield, Ohio.

PARCEL 2: Situated in the Northwest Quarter of Section 23, Township 21, Range 18 of Madison Township (now the City of Mansfield), Richland County, Ohio, and being further described as follows: Commencing at a point on the east line of Brookline Allotment 463.33 feet south from the northwest corner of Lot No. 378 (now known as Lot No. 20919); thence west with an interior angle of 90 degrees 103 feet to a point 18 feet east from the east line of Ninth Avenue; thence south parallel to said east line 322.33 feet to the place of beginning for the parcel herein conveyed; thence east with an interior angle of 90 degrees 259.36 feet; thence south with an interior angle of 90 degrees 20 feet; thence west with an interior angle of 90 degrees 267.36 feet to the east line of Ninth Avenue; thence north along said east line 20 feet; thence east with an interior angle of 90 degrees 18 feet to the place of beginning.

                                      -3-